                                                                    Exhibit 10.3


                                                                [Execution Copy]



                                 PARENT GUARANTY


                            dated as of June 21, 2000



                                     made by


                          THE GOLDMAN SACHS GROUP, INC.



                                   in favor of



                         the Beneficiaries named herein.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.  Guaranty...........................................................2

SECTION 2.  Bankruptcy.........................................................3

SECTION 3.  Guarantor's Guaranteed Obligations Unconditional...................3

SECTION 4.  Waiver and Agreement...............................................4

SECTION 5.  Subrogation, etc...................................................5

SECTION 6.  Rights of the Beneficiaries........................................6

SECTION 7.  Term of Guaranty...................................................6

SECTION 8.  Notices, etc.......................................................6

SECTION 9.  Severability of this Guaranty......................................6

SECTION 10.  Jury Trial........................................................6

SECTION 11.  Amendments........................................................7

SECTION 12.  Miscellaneous.....................................................7

                                 PARENT GUARANTY



         This PARENT GUARANTY (this "Guaranty"), dated as of June 21, 2000, of THE GOLDMAN SACHS GROUP, INC., a Delaware corporation ("Guarantor"), is made in favor of the Beneficiaries.

         WHEREAS, Guarantor is the beneficial owner of all the issued and outstanding limited liability company interests of Lessee;

         WHEREAS, pursuant to the Ground Lease, dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Ground Lease"), between GSJC Land LLC, as landlord (the "Landlord"), and Hudson Street Lessor L.L.C., as tenant (the "Ground Lessee"), Landlord has leased the Sites to Ground Lessee;

         WHEREAS, pursuant to the Ground Sublease, dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Ground Sublease"), between the Ground Lessee, as landlord and Lessor, as tenant, the Ground Lessee has subleased the Sites to the Lessor;

         WHEREAS, pursuant to a Master Construction Agency Agreement, dated as of even date herewith, (as amended, supplemented, amended or restated or otherwise modified from time to time, the "Construction Agency Agreement") between Lessor and the Lessee as Construction Agent, the Lessor has agreed to pay or reimburse the Lessee for Eligible Accrued Project Costs and Lessee has agreed as Construction Agent to undertake the supervision of the Construction of Improvements on the Sites;

         WHEREAS, pursuant to the Participation Agreement, dated as of even date herewith (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement"), among the Ground Lessee, Lessor, Lessee, the Guarantor, Ground Lessor, the financial institutions listed on Schedule II thereto as Investors, HSFC, GS & Co., as Administrative Agent to HSFC, the Conduit, Bank of America, as Administrator to the Conduit, the Liquidity Purchasers and Bank of America, as Liquidity Agent to the Liquidity Purchasers, the Trust, the Trustee and The Chase Manhattan Bank, as Collateral Agent, Lessor has agreed to finance the construction of Improvements on the Sites (and capitalized terms used in this Guaranty and not defined herein shall, unless the context requires a different meaning, have the meaning assigned to such terms in Appendix A to the Participation Agreement, and the rules of usage set forth in Appendix A to the Participation Agreement shall apply to this Guaranty);

         WHEREAS, pursuant to that certain Lease Agreement, dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Lease"), between GSJC 30 Hudson Urban Renewal L.L.C., a New Jersey limited liability company and GSJC 50 Hudson Urban Renewal L.L.C., a New Jersey limited liability company (collectively, the "Lessee"), and Lessor, Lessor will lease the Properties and sublease the Sites to Lessee;
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                                                                 Parent Guaranty



         WHEREAS, Lessor, the Investors, HSFC, the Conduit, the Liquidity Purchasers and the Liquidity Agent are unwilling to enter into the transactions contemplated by the Participation Agreement and the other Operative Documents to be entered into as of the Documentation Date unless Guarantor executes this Guaranty, and as an inducement to Lessor, the Investors, HSFC, the Conduit, the Liquidity Purchasers and the Liquidity Agent, Guarantor is entering into this Guaranty and the guarantee provided for herein; and

         WHEREAS, it is in the best interest of Guarantor to execute this Guaranty inasmuch as Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the Participation Agreement and the other Operative Documents;

         NOW, THEREFORE, Guarantor covenants and agrees as follows:

         SECTION 1. Guaranty. Guarantor, as primary obligor and not as surety, hereby unconditionally and irrevocably guarantees to Lessor, each Investor, HSFC, the Conduit, each Liquidity Purchaser and the Liquidity Agent, each other Indemnitee and the respective successors and assigns of the foregoing (individually, a "Beneficiary" and, collectively, the "Beneficiaries") as their respective interests may appear, the following obligations (collectively, the "Guaranteed Obligations"):

                  (a) the due, punctual and full payment by Lessee (including in its capacity as Construction Agent) of all amounts (including, without limitation, amounts payable as damages in case of default) to be paid by Lessee to such Beneficiary pursuant to the Lease, the Construction Agency Agreement and/or any other Operative Document to which Lessee is or is to be a party whether such obligations now exist or arise hereafter, as and when the same shall become due and payable in accordance with the terms thereof (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise), including Base Rent, Supplemental Rent, Construction Period Maximum Guaranty Amount, or Residual Value Guaranty Amount; and

                  (b) the due, prompt and faithful performance of, and compliance with, all other obligations, covenants, terms, conditions and undertakings of Lessee in favor of such Beneficiary contained in the Lease, the Construction Agency Agreement and each other Operative Document to which Lessee (including in its capacity as Construction Agent) is or is to be a party in accordance with the terms thereof.

         Guarantor further agrees to pay any and all reasonable costs and expenses (including reasonable fees and disbursements of counsel) that may be paid or actually incurred by any Beneficiary in collecting any Guaranteed Obligations and/or in preserving or enforcing any rights under this Guaranty or under the Guaranteed Obligations.

         This Guaranty is a guaranty of payment, performance and compliance and not of collectability, is in no way conditioned or contingent upon any attempt to collect from or enforce performance or compliance by Lessee or upon any other event, contingency or circumstance whatsoever, and shall be

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                                                                 Parent Guaranty



binding upon and against Guarantor without regard to the validity or enforceability of the Lease, the Construction Agency Agreement or any other Operative Document.

         SECTION 2. Bankruptcy. In the event of Lessee's rejection of the Lease in a bankruptcy or insolvency proceeding, Guarantor agrees that it will pay forthwith all payments required to be made by Lessee under the Lease as though the rejection had not occurred.

         SECTION 3. Guarantor's Guaranteed Obligations Unconditional. The covenants and agreements of Guarantor set forth in this Guaranty shall be primary obligations of Guarantor, and such obligations shall be continuing, absolute and unconditional, shall not be subject to any counterclaim, setoff, deduction, diminution, abatement, recoupment, suspension, deferment, reduction or defense (other than full and strict compliance by Guarantor with its obligations hereunder), whether based upon any claim that Lessee, Guarantor, any Obligor or any other Person may have against any Beneficiary or any other Person or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not Lessee, Guarantor, any Obligor or such other Person shall have any knowledge or notice thereof) including, without limitation:

                  (a) any amendment, modification, addition, deletion, supplement or renewal to or of or other change in the Guaranteed Obligations, the Lease, the Construction Agency Agreement or any other Operative Document or any of the agreements referred to in any thereof, or any other instrument or agreement applicable to the Lease, the Construction Agency Agreement, any other Operative Document or any of the parties to such agreements, or to the Properties, or any assignment, mortgage or transfer thereof or of any interest therein or any furnishing or acceptance of additional security for, guaranty of or right of offset with respect to, any of the Guaranteed Obligations; or the failure of any security or the failure of any Beneficiary to perfect, insure, protect or secure any interest in any collateral;

                  (b) any failure, omission or delay on the part of either Lessee, any other Obligor or any Beneficiary to conform or comply with any term of any instrument or agreement referred to in clause (a) above;

                  (c) any extension of the Construction Period Termination Date, the Lease Term or the Maturity Date;

                  (d) any waiver, consent, extension, indulgence, compromise, release or other action or inaction under or in respect of any instrument, agreement, guaranty, right of offset or security referred to in clause (a) above or any obligation or liability of Lessee, any other Obligor or any Beneficiary, or any exercise or non-exercise by any Beneficiary of any right, remedy, power or privilege under or in respect of any such instrument, agreement, guaranty, right of offset or security or any such obligation or liability;

                  (e) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to either Lessee, any other Obligor,

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
                                                                 Parent Guaranty



         any Beneficiary or any other Person or any of their respective properties or creditors, or any action taken by any trustee or receiver or by any court in any such proceeding, or any of their respective properties or creditors or the imposition of any stay or injunction in connection with any such proceeding;

                  (f) any discharge, termination, cancellation, frustration, irregularity, invalidity or unenforceability, in whole or in part, of any Operative Document or provision thereof;

                  (g) any defect in the title, compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of the Properties by either Lessee or any other Person for any reason whatsoever (including, without limitation, any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of any public enemy) regardless of the duration thereof (even though such duration would otherwise constitute a frustration of a lease), whether or not resulting from accident and whether or not without fault on the part of Lessee or any other Person;

                  (h) any merger or consolidation of either Lessee or Guarantor into or with any other Person or any sale, lease or transfer of any of the assets of either Lessee or Guarantor to any other Person;

                  (i) any change in the ownership of any limited liability company interests of either Lessee or any corporate change in either Lessee; or

                  (j) any other occurrence or circumstance whatsoever, whether similar or dissimilar to the foregoing and any other circumstance that might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against Guarantor.

         The obligations of Guarantor set forth herein constitute the full recourse obligations of Guarantor enforceable against it to the full extent of all its assets and properties.

         Notwithstanding anything herein to the contrary, Guarantor may assert, as a defense to the enforcement of its obligations hereunder, the statute of limitations.

         SECTION 4. Waiver and Agreement. Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Beneficiary upon this Guaranty or acceptance of this Guaranty, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty. Guarantor unconditionally waives, to the extent permitted by law: (a) acceptance of this Guaranty and proof of reliance by any Beneficiary hereon; (b) except as otherwise required in the Operative Documents, notice of any of the matters referred to in Section 3 hereof, or any right to consent or assent to any thereof; (c) except as otherwise required in the Operative Documents, all notices that may be required by statute, rule of law or otherwise, now or hereafter in effect, to preserve

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
                                                                 Parent Guaranty



intact any rights against Guarantor, including, without limitation, any demand, presentment, protest, proof or notice of nonpayment under the Lease or any other Operative Document, and notice of default or any failure on the part of Lessee or any other Obligor to perform and comply with any covenant, agreement, term or condition of any Operative Document to which it is a party; (d) any requirement of diligence on the part of any Person; (e) any requirement of any Beneficiary to exhaust any remedies, to marshal the sales of assets or to mitigate the damages resulting from an event of default (after expiration of any applicable notice and cure periods) by any Person under the Lease, the Construction Agency Agreement or any other Operative Document; (f) except as otherwise required in the Operative Documents, any notice of any sale, transfer or other disposition by any Person of any right under, title to or interest in the Lease, the Construction Agency Agreement or any other Operative Document or the Collateral; and (h) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit recourse against Guarantor hereunder (other than indefeasible payment and performance of the Guaranteed Obligations).

         Guarantor agrees that this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Lessee or any other Obligor is rescinded or must be otherwise restored by any of the Beneficiaries, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

         Guarantor further agrees that, without limiting the generality of this Guaranty, if a Lease Event of Default shall have occurred and be continuing and Collateral Agent (or, if all Commercial Paper Notes have been paid in full, Lessor) is prevented by applicable law from exercising its remedies under the Lease, Collateral Agent or Lessor, as the case may be, shall be entitled to receive hereunder from Guarantor, upon demand therefor, the sums which would have otherwise been due from Lessee had such remedies been exercised.

         SECTION 5. Subrogation, etc. Guarantor will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior payment, in full and in cash, of all Guaranteed Obligations (or such lesser amount as is required to be paid by Guarantor hereunder pursuant to Section 1) and other amounts owing by Guarantor hereunder. Any amount paid to Guarantor on account of any such subrogation rights prior to the payment in full of all Guaranteed Obligations and other amounts shall be held in trust for the benefit of the Beneficiaries and shall immediately be paid to Collateral Agent (or, if all Commercial Paper Notes have been paid in full, Lessor) and credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the provisions of Article X of the Participation Agreement; provided, however, that if

                  (a) Guarantor has made payment to Collateral Agent (or Lessor, as the case may be) of all or any part of the Guaranteed Obligations, and

                  (b) all Guaranteed Obligations and other amounts owing by Guarantor hereunder have been paid in full,

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                                                                 Parent Guaranty



each Beneficiary agrees that, at Guarantor's request, Collateral Agent, on behalf of the Beneficiaries, will execute and deliver to Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to Guarantor of an interest in the Guaranteed Obligations resulting from such payment by Guarantor. So long as any Guaranteed Obligations remain outstanding, Guarantor shall refrain from taking any action or commencing any proceeding against Lessee or any other Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Beneficiary.

         SECTION 6. Rights of the Beneficiaries. This Guaranty is made for the benefit of, and shall be enforceable by, each Beneficiary with respect to such Guaranteed Obligations as are owed to such Beneficiary.

         SECTION 7. Term of Guaranty. This Guaranty and all guaranties, covenants and agreements of Guarantor contained herein, shall continue in full force and effect and shall not be discharged until such time as all the Guaranteed Obligations shall be indefeasibly paid in full in cash and all the agreements of Lessee and Guarantor hereunder and under the Lease, the Construction Agency Agreement and the other Operative Documents shall have been duly performed. If, as a result of any bankruptcy, dissolution, reorganization, insolvency, arrangement or liquidation proceedings (or proceedings similar in purpose or effect) or if for any other reason, any payment received by any Beneficiary in respect of the Guaranteed Obligations is rescinded or must be returned by such Beneficiary, this Guaranty shall continue to be effective as if such payment had not been made and, in any event, as provided in the preceding sentence.

         SECTION 8. Notices, etc. All notices, demands, requests, consents, approvals and other instruments hereunder shall be in writing and shall be deemed to have been properly given if given as provided for in Section 12.3 of the Participation Agreement.

         SECTION 9. Severability of this Guaranty. In case any provisions of this Guaranty or any application thereof shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions and statements and any other application thereof shall not in any way be affected or impaired thereby. To the extent permitted by law, Guarantor hereby waives any provision of law that renders any term or provision hereof invalid or unenforceable in any respect.

         SECTION 10. Jury Trial. GUARANTOR WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY OR ANY OTHER OPERATIVE DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR ANY OTHER OPERATIVE DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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
                                                                 Parent Guaranty



         SECTION 11. Amendments. This Guaranty may not be amended or terminated except in accordance with Section 12.5 of the Participation Agreement.

         SECTION 12. Miscellaneous. THIS GUARANTY SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW ALL OTHER CONFLICTS OF LAW PRINCIPLES AND CHOICE OF LAW RULES OF NEW YORK. This Guaranty shall be binding upon Guarantor and its successors, transferees and assigns and inure to the benefit of and be enforceable by the respective successors, transferees, and assigns of the Beneficiaries, provided, however, that Guarantor may not delegate any of its obligations hereunder except in accordance with Sections 8.6 and
12.17 of the Participation Agreement. The table of contents and headings in this Guaranty are for purposes of reference only, and shall not limit or otherwise affect the meaning hereof. This Guaranty may be executed in any number of counterparts and by different parties hereto on separate counterparts, each executed counterpart constituting an original, but all of which together shall constitute one agreement.

                           [The remainder of this page
                       has been left intentionally blank]

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                                                                 Parent Guaranty



         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the date first above written.


                                         THE GOLDMAN SACHS GROUP, INC.


                                         By   /s/ Barry L. Zubrow
                                              ---------------------------
                                              Name:  Barry L. Zubrow
                                              Title: Executive Vice President

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